EXHIBIT INDEX

American Century World Mutual Funds, Inc.

Exhibit        Description of Document
Number

EX-99.B1a      Articles of Incorporation  of Twentieth  Century World Investors,
               Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No.
               33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.B1b      Articles of Amendment of Twentieth Century World Investors,  Inc.
               dated  August  10,  1993  (filed  as  a  part  of  Post-Effective
               Amendment No. 9 to the Registration Statement on Form N-1A of the
               Registrant,   File  No.  33-39242,   filed  March  30,  1998  and
               incorporated herein by reference).

EX-99.B1c      Articles  Supplementary  of Twentieth  Century  World  Investors,
               Inc.,  dated November 8, 1993 (filed as a part of  Post-Effective
               Amendment No. 6 to the Registration Statement on Form N-1A of the
               Registrant,   File  No.  33-39242,   filed  March  29,  1996  and
               incorporated herein by reference).

EX-99.B1d      Articles  Supplementary  of Twentieth  Century  World  Investors,
               Inc.,  dated April 24,  1995  (filed as a part of  Post-Effective
               Amendment No. 6 to the Registration Statement on Form N-1A of the
               Registrant,   File  No.  33-39242,   filed  March  29,  1996  and
               incorporated herein by reference).

EX-99.B1e      Articles  Supplementary  of Twentieth  Century  World  Investors,
               Inc.,  dated March 11,  1996  (filed as a part of  Post-Effective
               Amendment No. 7 to the Registration Statement on Form N-1A of the
               Registrant,   File  No.   33-39242,   filed  June  13,  1996  and
               incorporated herein by reference).

Ex-99.B1f      Articles Supplementary of Twentieth Century World Investors, Inc.
               dated  September  9,  1996  (filed  as a part  of  Post-Effective
               Amendment No. 9 to the Registration Statement on Form N-1A of the
               Registrant,   File  No.  33-39242,   filed  March  30,  1998  and
               incorporated herein by reference).

EX-99.B1g      Articles of Amendment of Twentieth Century World Investors,  Inc.
               dated  December  2,  1996  (filed  as a  part  of  Post-Effective
               Amendment No. 8 to the Registration Statement on Form N-1A of the
               Registrant,   File  No.  33-39242,   filed  March  31,  1997  and
               incorporated herein by reference).

EX-99.B1h      Articles  Supplementary  of American  Century World Mutual Funds,
               Inc.  dated  December 2, 1996 (filed as a part of  Post-Effective
               Amendment No. 8 to the Registration Statement on Form N-1A of the
               Registrant,   File  No.  33-39242,   filed  March  31,  1997  and
               incorporated herein by reference).

EX-99.B2a      By-Laws of Twentieth  Century World  Investors,  Inc. (filed as a part  of  Post-Effective  Amendment  No.  6 to  the  Registration
               Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

Ex-99.B2b      Amendment to By-Laws of American Century World Mutual Funds, Inc.
               (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital
               Portfolios, Inc., File No. 33-64872, filed February 17, 1998 and incorporated herein by reference).

EX-99.B4 Specimen Certificate representing shares of common stock of American Century World Mutual Funds, Inc. (filed as a part of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 31, 1997 and incorporated herein by reference).

EX-99.B5 Management Agreement between American Century World Mutual Funds, Inc. and American Century Investment Management, Inc. dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 30, 1998 and incorporated herein by reference).

EX-99.B6a      Distribution  Agreement  between  American  Century  World Mutual
               Funds,  Inc. and Funds  Distributor,  Inc. dated January 15, 1998
               (filed as a part of Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A of American Century Target
               Maturities Trust, File No. 2-94608, filed on January 30, 1998, and incorporated herein by reference).

EX-99.B6b      Amendment No. 1 to the  Distribution  Agreement  between American
               Century  World Mutual  Funds,  Inc. and Funds  Distributor,  Inc.
               dated June 1, 1998 (filed as a part of  Post-Effective  Amendment
               No. 11 to the  Registration  Statement  on Form N-1A of  American
               Century Capital  Portfolios,  Inc., File No.  33-64872,  filed on
               June 26, 1998, and incorporated herein by reference).

EX-99.B8a      Custody   Agreement  by  and  between   Twentieth  Century  World
               Investors,   Inc.  and  UMB  Bank,  N.A.  (filed  as  a  part  of
               Post-Effective  Amendment No. 6 to the Registration  Statement on
               Form N-1A of the Registrant,  File No. 33-39242,  filed March 29,
               1996 and incorporated herein by reference).

EX-99.B8b      Amendment  No. 1 to Custody  Agreement  by and between  Twentieth
               Century World  Investors,  Inc. and UMB Bank, N.A., dated January
               25, 1996 (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File
               No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.B8c      Master Agreement by and between Twentieth Century Services,  Inc.
               and Commerce Bank, N. A. dated January 22, 1997 (filed as a part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of American Century Mutual Funds, Inc., File No.
               2-14213, filed February 28, 1997 and incorporated herein by reference).

EX-99.B9 Transfer Agency Agreement dated as of March 1, 1991, by and between Twentieth Century World Investors, Inc. and Twentieth
               Century Services, Inc. (filed as a part of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant, File No. 33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.B10      Opinion and Consent of Counsel.

EX-99.B11a     Consent of Deloitte & Touche LLP.

EX-99.B11b     Consent of Ernst & Young LLP.

EX-99.B12a     Semiannual  Report of the  Registrant  dated May 31,  1998 (filed
               July 30, 1998, File No. 33-39242, and incorporated herein by reference).

EX-99.B12b     Annual Report of the  Registrant  dated  November 30, 1997 (filed
               January 23, 1998, File No. 33-39242, and incorporated herein by reference).

EX-99.B12c     Annual Report of the  Registrant  dated  November 30, 1996 (filed
               January 29, 1997, File No. 33-39242, and incorporated herein by reference).

EX-99.B14      Model  Retirement Plans (filed as Exhibits 14a-d to Pre-Effective
               Amendment No. 4 to the Registration  Statement on Form N-1A, File
               No. 33-39242, and incorporated herein by reference).

EX-99.B15a     Master  Distribution  and Shareholder  Services Plan of Twentieth
               Century Capital  Portfolios,  Inc.,  Twentieth Century Investors,
               Inc.,  Twentieth  Century Strategic Asset  Allocations,  Inc. and
               Twentieth  Century World  Investors,  Inc.  (Advisor Class) dated
               September  3, 1996 (filed as a part of  Post-Effective  Amendment
               No. 9 to the  Registration  Statement  on Form  N-1A of  American
               Century  Capital  Portfolios,  Inc.,  File  No.  33-64872,  filed
               February 17, 1998 and incorporated herein by reference).

EX-99.B15b     Amendment No. 1 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor  Class)  dated  June  13,  1997  (filed  as  a  part  of
               Post-Effective  Amendment No. 77 to the Registration Statement on
               Form  N-1A of  American  Century  Mutual  Funds,  Inc.,  File No.
               2-14213,   filed  July  17,  1997  and  incorporated   herein  by
               reference).

EX-99.B15c     Amendment No. 2 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor  Class)  dated  September  30,  1997 (filed as a part of
               Post-Effective  Amendment No. 78 to the Registration Statement on
               Form  N-1A of  American  Century  Mutual  Funds,  Inc.,  File No.
               2-14213, filed February 26, 1998 and incorporated herein by reference).

EX-99.B15d     Amendment No. 3 to Master  Distribution and Shareholder  Services
               Plan of  American  Century  Capital  Portfolios,  Inc.,  American
               Century Mutual Funds,  Inc.,  American  Century  Strategic  Asset
               Allocations,  Inc. and American Century World Mutual Funds,  Inc.
               (Advisor  Class)  dated  June  30,  1998  (filed  as  a  part  of
               Post-Effective  Amendment No. 11 to the Registration Statement on
               Form N-1A of American Century Capital Portfolios,  Inc., File No.
               33-64872,   filed  June  26,  1998  and  incorporated  herein  by
               reference).

EX-99.B15e     Shareholder   Services   Plan  of   Twentieth   Century   Capital
               Portfolios,  Inc.,  Twentieth Century Investors,  Inc., Twentieth
               Century Strategic Asset  Allocations,  Inc. and Twentieth Century
               World  Investors,  Inc.  (Service  Class) dated September 3, 1996
               (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital
               Portfolios, Inc., File No. 33-64872, filed February 17, 1998 and incorporated herein by reference).

EX-99.B16      Schedule of Computation  for Performance  Advertising  Quotations
               (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File No.
               33-39242, filed March 30, 1998 and incorporated herein by reference).

EX-99.B17      Power of Attorney dated July 25, 1998.

EX-99.B18a     Multiple  Class Plan of  Twentieth  Century  Capital  Portfolios,
               Inc.,  Twentieth  Century  Investors,   Inc.,  Twentieth  Century
               Strategic  Asset  Allocations,  Inc. and Twentieth  Century World
               Investors,  Inc.  dated  September  3,  1996  (filed as a part of
               Post-Effective  Amendment No. 9 to the Registration  Statement on
               Form N-1A of American Century Capital Portfolios,  Inc., File No.
               33-64872, filed February 17, 1998 and incorporated herein by reference).

EX-99.B18b     Amendment  No.  1 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds, Inc. dated June 13, 1997 (filed as a part of Post-Effective Amendment No. 77 to the Registration
               Statment on Form N-1A of American  Century  Mutual  Funds,  Inc.,
               File No. 2-14213, filed on July 17, 1997 and incorporated herein by reference).

EX-99.B18c     Amendment  No.  2 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds, Inc. dated September 30, 1997 (filed as a part of Post-Effective Amendment No. 78 to the Registration
               Statement on Form N-1A of American  Century  Mutual Funds,  Inc.,
               File No. 2-14213, filed on February 26, 1998 and incorporated herein by reference).

EX-99.B18d     Amendment  No.  3 to  Multiple  Class  Plan of  American  Century
               Capital  Portfolios,  Inc.,  American Century Mutual Funds, Inc.,
               American Century Strategic Asset  Allocations,  Inc. and American
               Century World Mutual Funds, Inc. dated June 30, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration
               Statement on Form N-1A of American  Century  Capital  Portfolios,
               Inc., File No. 33-64872, filed on June 26, 1998 and incorporated herein by reference).

EX-27.1.1      Financial Data Schedule for American Century - Twentieth  Century
               Global Growth Fund.